                                                                   Exhibit 99(i)

                           MERRILL LYNCH & CO., INC.
                           -------------------------
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY
                    --------------------------------------


                                                               FOR THE THREE MONTHS ENDED             PERCENT OF
                                              ------------------------------------------------------    DOLLAR
(IN THOUSANDS,                                               PERCENT                      PERCENT       CHANGE
 EXCEPT PER SHARE AMOUNTS)                      APR. 1,        OF           MAR. 26,        OF         INCREASE
                                                 1994       REVENUES(A)       1993       REVENUES(A)  (DECREASE)
                                              ----------    ------------   ----------    -----------  ----------
                                              (13 WEEKS)                   (13 WEEKS)
   REVENUES:
     COMMISSIONS                              $  868,244          18%      $  721,740           18%           20%
     INTEREST AND DIVIDENDS                    2,199,536          47        1,602,455           41            37
     PRINCIPAL TRANSACTIONS                      666,677          14          761,440           19           (12)
     INVESTMENT BANKING                          444,395           9          445,356           11            --
     ASSET MANAGEMENT AND PORTFOLIO
       SERVICE FEES                              444,228           9          360,823            9            23
     OTHER                                       115,731           3           67,170            2            72
                                              ----------    --------       ----------    ---------     ---------

     TOTAL REVENUES                            4,738,811         100        3,958,984          100            20

     INTEREST EXPENSE                          1,906,983          40        1,346,868           34            42
                                              ----------    --------       ----------    ---------     ---------

     NET REVENUES                              2,831,828          60        2,612,116           66             8
                                              ----------    --------       ----------    ---------     ---------

   NON-INTEREST EXPENSES:
     COMPENSATION AND BENEFITS                 1,430,517          51        1,264,292           48            13
     OCCUPANCY                                   113,008           4          223,311            8           (49)
     COMMUNICATIONS AND EQUIPMENT RENTAL         103,524           4           93,792            4            10
     DEPRECIATION AND AMORTIZATION                74,171           3           69,898            3             6
     ADVERTISING AND MARKET DEVELOPMENT           98,605           3           81,053            3            22
     PROFESSIONAL FEES                            94,077           3           60,202            2            56
     BROKERAGE, CLEARING AND EXCHANGE FEES        86,490           3           70,099            3            23
     OTHER                                       179,228           6          159,148            6            13
                                              ----------    --------       ----------    ---------     ---------
     TOTAL NON-INTEREST EXPENSES               2,179,620          77        2,021,795           77             8
                                              ----------    --------       ----------    ---------     ---------

   EARNINGS BEFORE INCOME TAXES AND
    CUMULATIVE EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE                        652,208          23          590,321           23            10

   INCOME TAX EXPENSE                            280,449          10          247,935           10            13
                                              ----------    --------       ----------    ---------     ---------

   EARNINGS BEFORE CUMULATIVE EFFECT
    OF CHANGE IN ACCOUNTING PRINCIPLE            371,759          13          342,386           13             9

   CUMULATIVE EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE, (NET OF
     APPLICABLE INCOME TAXES) (B)                     --          --          (35,420)         (1)           N/M
                                              ----------    --------       ----------    ---------     ---------

   NET EARNINGS                               $  371,759          13%      $  306,966          12%           21%
                                              ==========    ========       ==========    ========      ========


   PREFERRED STOCK DIVIDENDS                  $    1,336                   $    1,396
                                              ==========                   ==========
   NET EARNINGS APPLICABLE TO COMMON
    STOCKHOLDERS                              $  370,423                   $  305,570
                                              ==========                   ==========

   EARNINGS PER COMMON SHARE (C):
     PRIMARY:
       EARNINGS BEFORE CUMULATIVE EFFECT
        OF CHANGE IN ACCOUNTING PRINCIPLE     $     1.68                   $     1.51
       CUMULATIVE EFFECT OF CHANGE IN
        ACCOUNTING PRINCIPLE (B)                      --                        (0.16)
                                              ----------                   ----------
      NET EARNINGS                            $     1.68                   $     1.35
                                              ==========                   ==========

     FULLY DILUTED:
       EARNINGS BEFORE CUMULATIVE EFFECT
        OF CHANGE IN ACCOUNTING PRINCIPLE     $     1.68                   $     1.51
       CUMULATIVE EFFECT OF CHANGE IN
        ACCOUNTING PRINCIPLE (B)                      --                        (0.16)
                                              ----------                   ----------

       NET EARNINGS                           $     1.68                   $     1.35
                                              ==========                   ==========

    AVERAGE SHARES (C):
     PRIMARY                                     220,633                      225,914
                                              ==========                   ==========

     FULLY DILUTED                               220,633                      225,914
                                              ==========                   ==========

    (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES, CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

    (B) - 1993 RESULTS REFLECT THE ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 112.

    (C) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.


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